                                                                     EXHIBIT 1.1
                               25,000,000 SHARES

                       CROWN CASTLE INTERNATIONAL CORP.

                                 COMMON STOCK

                          U.S. UNDERWRITING AGREEMENT
                          ---------------------------

                                                                 August __, 1998

Lehman Brothers Inc.
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Smith Barney Inc.
As Representatives of the several
 U.S. Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Dear Sirs:

          Crown Castle International Corp., a Delaware corporation (the "Company") and Robert A. Crown, Barbara A. Crown, Robert A. Crown and PNC Bank, Delaware, Trustees of the Robert A. Crown Grantor Retained Annuity Trust and Barbara A. Crown and PNC Bank, Delaware, Trustees of the Barbara A. Crown Grantor Retained Annuity Trust (collectively, the "Crown Selling Stockholders") propose to sell an aggregate of 25,000,000 shares (the "Firm Stock") of the Company's Common Stock, par value $.01 per share (the "Common Stock"). Of the 25,000,000 shares of the Firm Stock, 21,250,000 are being sold by the Company and 3,750,000 by the Crown Selling Stockholders. It is understood that, subject to the conditions hereinafter stated, 25,000,000 shares of Common Stock will be sold to the several U.S. underwriters named in Schedule 1 hereto (the "U.S. Underwriters") in connection with the offering and sale of such Common Stock in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. Underwriters and International Managers) (as defined). In addition, certain executive officers of the Company named in Schedule 2 hereto (the "Executive Selling Stockholders"), certain non-executive employee stockholders of the Company named in Schedule 2 hereto (the "Employee Selling Stockholders") and certain financial sponsor stockholders, certain other stockholders who are affiliates of such financial sponsors and certain directors of the Company named on Schedule 2 hereto (collectively, the "Sponsor Selling Stockholders" and, together with the Executive Selling Stockholders and the Employee Selling Stockholders, the "Option Selling Stockholders") propose to grant to the U.S. Underwriters named in Schedule 1 hereto (the "U.S. Underwriters") an option to purchase up to an additional 4,687,500 shares of the Common Stock on the terms and for the purposes set forth in Section 5 (the "Option Stock"). This is to confirm the agreement concerning the purchase by the U.S. Underwriters of the Firm Stock from the Company and the Crown Selling Stockholders and of the Option Stock, if purchased, from the
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Option Selling Stockholders. The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the "Stock," and the Crown Selling Stockholders and the Option Selling Stockholders are hereinafter collectively referred to as the "Selling Stockholders."

          It is understood by all parties that the Company is concurrently entering into an agreement dated the date hereof (the "International Underwriting Agreement") providing for the sale by the Company of an aggregate of 6,250,000 shares of Common Stock (the "International Stock") through arrangements with certain underwriters outside the United States and Canada (the "International Managers"), for whom Lehman Brothers International (Europe), Credit Suisse First Boston (Europe) Limited, Goldman Sachs International and Smith Barney Inc. are acting as lead managers. The U.S. Underwriters and the International Managers simultaneously are entering into an agreement between the U.S. and international underwriting syndicates (the "Agreement Between U.S. Underwriters and International Managers") which provides for, among other things, the transfer of shares of Common Stock between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of shares of Common Stock contemplated by the foregoing, one relating to the Stock and the other relating to the International Stock. The latter form of prospectus will be identical to the former except for certain substitute pages as included in the registration statement and amendments thereto referred to below. Except as used in Sections 5, 6, 7, 16, 17 and 18 herein, and except as the context may otherwise require, references herein to the Stock shall include all the shares of the Common Stock which may be sold pursuant to either this Agreement or the International Underwriting Agreement, and references herein to any prospectus, whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.

          1. Representations, Warranties And Agreements Of The Company. The Company represents, warrants and agrees that:

               (a) A registration statement on Form S-1 and any amendments thereto with respect the Stock has (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and the amendments thereto have been delivered by the Company to you as the representatives (the "Representatives") of the U.S. Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereto, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration

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          statement, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 8 hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations and including any registration statement registering additional shares of Common Stock filed with the Commission pursuant to Rule 462(b) of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

               (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform, in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any U.S. Underwriter or International Manager specifically for inclusion therein.

               (c) The industry-related and tower-related data and estimates included in the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate.

               (d) The Company is a corporation duly incorporated and validly existing and in good standing under the laws of Delaware with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing would not have a material adverse effect on the condition (financial or other), business, prospects, properties or results of operations of the Company, Crown Communication, Inc. ("CCI"), Crown Network Systems, Inc. ("Network"), Crown Mobile Systems, Inc. ("Mobile"), TEA Group Incorporated ("TEA"), Spectrum Site Management Corporation ("Spectrum"), TeleStructures, Inc. ("TeleStructures"), Crown Castle International Corp. de Puerto Rico ("CCIC

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          (PR)"), Crown Communication New York, Inc. ("CCNY") and Castle
          Transmission Services (Holdings) Ltd. ("CTSH"), Castle Transmission International, Ltd. ("CTI") and Castle Transmission (Finance) Plc ("CTF" and, together with CCI, Network, Mobile, TEA, Spectrum, TeleStructures, CCIC (PR), CCNY, CTSH, CTI and CTF, the "Subsidiaries") taken as a whole (a "Material Adverse Effect").

               (e) None of the subsidiaries of the Company (other than CCI and, following the consummation of the transactions contemplated hereby, CTI (collectively, the "Significant Subsidiaries")) is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.

               (f) CTI is a corporation duly incorporated and validly existing under the laws of the jurisdiction of its incorporation with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly registered and qualified to conduct its business in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing would not have a Material Adverse Effect.

               (g) As of the First Delivery Date (as defined), the Company will have an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares and except as set forth in the Registration Statement (including the exhibits thereto) with respect to shares subject to liens under the Company's Senior Credit Facility) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

               (h) The unissued shares of the Stock to be issued and sold by the Company to the U.S. Underwriters hereunder and to the International Managers under the International Underwriting Agreement have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable; and the Stock will conform to the description thereof contained in the Prospectus.

               (i) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

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               (j) The application for the inclusion of the Stock on the NASDAQ
          National Market System has been approved, subject only to official notice of issuance and evidence of satisfactory distribution.

               (k) This Agreement has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery by the U.S. Underwriters, constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law).

               (l) The execution, delivery and performance of this Agreement and the International Underwriting Agreement by the Company and the consummation of the transactions contemplated hereby, and the transactions described in the Prospectus under the caption "The Roll-Up" (such transactions are herein collectively called the "Roll-Up") will not conflict with or result in a breach or violation of any of the terms or provisions of, or (with the giving of notice or the lapse of time or both) constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the properties or assets of the Company or any of the Subsidiaries is subject, (ii) the provisions of the charter, by-laws or other constitutive documents of the Company or any of the Subsidiaries or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties or assets, except in the cases of clause (i) or (iii), such breaches, violations or defaults that in the aggregate would not have a Material Adverse Effect; and except for (A) the registration of the Stock under the Securities Act and (B) such consents, approvals, authorizations, registrations or qualifications (1) as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the U.S. Underwriters and the International Managers, (2) as may have already been obtained or made and (3) the failure to obtain or make would not, individually or in the aggregate, have a Material Adverse Effect, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the International Underwriting Agreement by the Company and the consummation of the transactions contemplated hereby and in the Roll-Up.

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               (m) Except as described in the Prospectus, there are no
          contracts, agreements or understandings between the Company or any of the Subsidiaries and any person granting such person the right to require the Company or any of the Subsidiaries to file a registration statement under the Securities Act with respect to any securities of the Company and the Subsidiaries owned or to be owned by such person or to require the Company or any of the Subsidiaries to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company or any of the Subsidiaries under the Securities Act.

               (n) Except as described in the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulation D or Regulation S of, the Securities Act other than shares issued pursuant to employee benefit plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

               (o) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, except as described or contemplated in the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any adverse change, or any development involving a prospective adverse change, which individually or in the aggregate has had or would have a Material Adverse Effect.

               (p) The consolidated historical and pro forma financial statements, together with the related notes thereto filed as part of the Registration Statement or included in the Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Act applicable to registration statements on Form S-1 under the Act. Such historical financial statements fairly present the financial position of the Company at the respective dates indicated and the results of operations and cash flows for the respective periods indicated, in each case in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout such periods. Such pro forma financial statements have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and in good faith and present fairly the pro forma position, results of operations and the other information purported to be shown therein at the respective dates or the respective periods therein specified. The other financial and statistical information and data filed as part of the

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          Registration Statement or included in the Prospectus, historical and pro forma, are, in all material respects, fairly presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

               (q) KPMG Peat Marwick LLP, who have certified certain financial statements of the Company, whose report appears in the Prospectus and who have delivered the initial letter referred to in Section 14(k) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported contained in the Prospectus.

               (r) The Company and each of the Subsidiaries has good and indefeasible title to all property (real and personal) described in the Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Prospectus, and all the material property described in the Prospectus as being held under lease by the Company and any such Subsidiary is held by it under valid, subsisting and enforceable leases, with only such exceptions as would not in the aggregate have a Material Adverse Effect. In addition, except as described in the Prospectus, the consummation of the transactions contemplated by this Agreement and the Roll-Up will not give rise to any third party rights of first refusal under any agreement as to which the Company and any of the Subsidiaries or any of their property or assets may be subject.

               (s) The Company and each of the Significant Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its businesses and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.

               (t) The Company and each of the Significant Subsidiaries has such permits, licenses, franchises, certificates of need and other approvals or authorizations of any governmental or regulatory authority ("Permits"), including, without limitation, any permits required by the Federal Communications Commission ("FCC"), the Federal Aviation Administration ("FAA") or the Office of Telecommunications ("OFTEL"), as are necessary under applicable law to own their respective properties and to conduct their respective businesses in the manner described in the Prospectus, except to the extent that the failure to have such Permits would not have a Material Adverse Effect. The Company and the Significant Subsidiaries have fulfilled and performed in all material respects, all their respective obligations with respect to the Permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Prospectus and except to the extent that any such revocation or

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          termination would not have a Material Adverse Effect. Except as described in the Prospectus, none of the Permits contains any restriction that has not previously been satisfied and that is materially burdensome to the Company or any of the Significant Subsidiaries.

               (u) For each existing tower of the Company not yet registered with the FCC where registration will be required, the FCC's grant of an application for registration of such tower will not have a significant environmental effect as defined under Section 1.1307(a) of the FCC's rules.

               (v) The consummation of the transactions contemplated by this Agreement shall not cause any third party to have any rights of first refusal with respect to the acquisition of towers under any Material Agreement that has not already been described in the Prospectus as to which the Company and any of the Significant Subsidiaries or any of their property or assets may be subject.

               (w) The Company and each of the Significant Subsidiaries owns or possesses all patents, trademarks, trademark registration, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by any of them or necessary for the conduct of their respective businesses, and neither the Company nor any of the Significant Subsidiaries is aware of any claim to the contrary or any challenge by any other person to the rights of the Company or any of the Significant Subsidiaries with respect to such rights that, if determined adversely to the Company or any such Significant Subsidiary, would in the aggregate have a Material Adverse Effect.

               (x) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any Subsidiary or to which any of their respective properties is subject, that are not disclosed in the Prospectus and which are reasonably likely to have a Material Adverse Effect. The descriptions in the Prospectus of all agreements, contracts, indentures, leases or other instruments are accurate in all material respects and fairly present the information purported to be described therein.

               (y) Neither the Company nor any of the Subsidiaries is involved in any strike, job action or labor dispute with any group of employees, and, to the knowledge of the Company and the Subsidiaries, no such action or dispute is threatened.

               (z) The Company and each of the Subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in

                                       8
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          ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

               (aa) The Company and each of the Subsidiaries have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of the Subsidiaries nor does the Company or any of the Subsidiaries have any knowledge of any tax deficiency which, if determined adversely to the Company or any of the Subsidiaries, would have a Material Adverse Effect.

               (bb) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, or entered into any transaction, in each case not in the ordinary course of business which is material to the Company and its Subsidiaries taken as a whole or (iii) declared or paid any dividend on its capital stock (excluding payment in lieu of fractional shares upon conversion of certain senior preferred convertible stock of the Company).

               (cc) The Company (i) makes and keeps accurate books and records and (ii) maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to its assets is permitted only in accordance with management's general or specific authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (dd) Neither the Company nor any of the Subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any

                                       9
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          material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.

               (ee) Neither the Company nor any of the Subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of the Subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

               (ff) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of the Subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any of the Subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of the Subsidiaries or with respect to which the Company or any of the Subsidiaries has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate, a Material Adverse Effect; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

               (gg) Neither the Company nor any Subsidiary is an "investment company" within the meaning of such term under the United States Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

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

               (hh) The Company has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

          2. Representations, Warranties and Agreements of the Crown Selling Stockholders. Each of the Crown Selling Stockholders represents, warrants and agrees that:

               (a) Such Crown Selling Stockholder has, and immediately prior to the First Delivery Date (as defined in Section 7 hereof) such Crown Selling Stockholder will have, good and valid title to the shares of Stock to be sold by such Crown Selling Stockholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto and thereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several U.S. Underwriters.

               (b) Such Crown Selling Stockholder has placed in custody under a custody agreement (the "Custody Agreement") with the Company, as custodian (the "Custodian"), for delivery under this Agreement, certificates in negotiable form (with signature guaranteed by a commercial bank or trust company having an office or correspondent in the United States or a member firm of the New York or American Stock Exchanges) representing the shares of Stock to be sold by such Crown Selling Stockholder hereunder.

               (c) Such Crown Selling Stockholder has duly and irrevocably executed and delivered a power of attorney (the "Power of Attorney") appointing the Custodian and one or more other persons, as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of such Crown Selling Stockholder.

               (d) Such Crown Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by such Crown Selling Stockholder and the consummation by such Crown Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Crown Selling Stockholder is a party or by which such Crown Selling Stockholder is bound or to which any of the property or assets of such Crown Selling Stockholder is subject, nor will such actions result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Crown Selling

          Stockholder or the property or assets of such Crown Selling Stockholder; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the U.S. Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by such Crown Selling Stockholder and the consummation by such Crown Selling Stockholder of the transactions contemplated hereby and thereby.

               (e) Such Crown Selling Stockholder has no actual knowledge (as defined in Section 15(g) hereof) of (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, in each case as of its date or as of the First Delivery Date or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, in each case as of its date or as of the First Delivery Date, any material fact required to be stated therein or necessary to make the statements therein not misleading.

               (f) Such Crown Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

          3. Representations, Warranties and Agreements of the Executive Selling Stockholders. Each Executive Selling Stockholder, severally and not jointly, represents, warrants and agrees as to such Executive Selling Stockholder that:

               (a) Such Executive Selling Stockholder will have, immediately prior to the Second Delivery Date (as defined in Section 7 hereof), good and valid title to the shares of Stock to be sold by such Executive Selling Stockholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto and thereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several U.S. Underwriters.

               (b) Such Executive Selling Stockholder has placed in custody under a custody agreement (the "Custody Agreement") with the Company, as custodian (the "Custodian"), for delivery under this Agreement, certificates in negotiable form (with signature guaranteed by a commercial bank or trust company having an office or correspondent in the United States or a member firm of the New York or American Stock Exchanges) or an irrevocable exercise notice of options representing the shares of Stock to be sold by such Executive Selling Stockholder hereunder.

               (c) Such Executive Selling Stockholder has duly and irrevocably executed and delivered a power of attorney (the "Power of Attorney") appointing one or more persons as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of such Executive Selling Stockholder.

               (d) Such Executive Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by such Executive Selling Stockholder and the consummation by such Executive Selling Stockholder of the transactions contemplated hereby and thereby will not result in a material breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument to which such Executive Selling Stockholder is a party or by which such Executive Selling Stockholder is bound or to which any of the property or assets of such Executive Selling Stockholder is subject, nor will such actions result in any material violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Executive Selling Stockholder or the property or assets of such Executive Selling Stockholder; and, except for (A) the registration of the Stock under the Securities Act and (B) such consents, approvals, authorizations, registrations or qualifications (1) as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the U.S. Underwriters, (2) as may have already been obtained or made and
          (3) the failure to obtain or make would not, individually or in the aggregate, have a material adverse effect on such Selling Stockholder's ability to transfer and sell its Option Stock to the U.S. Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by such Executive Selling Stockholder and the consummation by such Executive Selling Stockholder of the transactions contemplated hereby and thereby.

               (e) Such Executive Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in
          Section 1 hereof are not materially true and correct, is familiar with the Registration Statement and the Prospectus (as amended or supplemented) and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement, as of the effective date, or the Prospectus (or any amendment or supplement thereto), as of the applicable filing date, which has adversely affected or may adversely affect the business of the Company and is not prompted to sell shares of Common Stock by any information concerning the Company which is not set forth in the Registration Statement and the Prospectus.

               (f) Such Executive Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any shares of Common Stock or any security convertible into or exchangeable or exercisable for shares of Common Stock to facilitate the sale or resale of the shares of the Stock.

          4. Representations, Warranties and Agreements of the Employee Selling Stockholders and the Sponsor Selling Stockholders. Each Employee Selling Stockholder and each Sponsor Selling Stockholder, severally and not jointly, represents, warrants and agrees as to such Employee Selling Stockholder or Sponsor Selling Stockholder, as the case may be, that:

               (a) Such Selling Stockholder has, and immediately prior to the Second Delivery Date (as defined in Section 7 hereof) such Selling Stockholder will have, good and valid title to the shares of Stock to be sold by such Selling Stockholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto and thereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several U.S. Underwriters.

               (b) Such Selling Stockholder has placed in custody under a custody agreement (the "Custody Agreement") with the Company, as custodian (the "Custodian"), for delivery under this Agreement, certificates in negotiable form (with signature guaranteed by a commercial bank or trust company having an office or correspondent in the United States or a member firm of the New York or American Stock Exchanges) representing the shares of Stock to be sold by such Selling Stockholder hereunder.

               (c) Such Selling Stockholder has duly and irrevocably executed and delivered a power of attorney (the "Power of Attorney") appointing one or more persons as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of such Selling Stockholder.

               (d) Such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby will not result in a material breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such actions result in any material violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property or assets of such Selling Stockholder; and, except for (A) the registration of the Stock under the Securities Act and (B) such consents, approvals, authorizations, registrations or qualifications
          (1) as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the U.S. Underwriters, (2) as may have already been obtained or made and (3) the failure to obtain or make would not, individually or in the aggregate, have a material adverse effect on such Selling Stockholder's ability to transfer and sell its Option Stock to the U.S. Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby.

               (e) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any shares of Common Stock or any security convertible into or exchangeable or exercisable for shares of Common Stock to facilitate the sale or resale of the shares of the Stock.

          5. Purchase of the Stock by the U.S. Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 21,250,000 shares of the Firm Stock and the Crown Selling Stockholders hereby agree to sell an aggregate of 3,750,000 shares of the Firm Stock (as allocated among the Crown Selling Stockholders pursuant to Schedule 2 hereto) to the several U.S. Underwriters and each U.S. Underwriter, severally and not jointly, agrees to purchase the respective number of shares of Firm Stock set opposite that U.S. Underwriter's name in Schedule 1 hereto at U.S. $__________ a share. Each U.S. Underwriter shall be obligated to purchase from the Company and from each Crown Selling Stockholder that number of shares of the Firm Stock which represents the same proportion of the number of shares of the Firm Stock to be sold by the Company and the Crown Selling Stockholders as the number of shares of the Firm Stock set forth opposite the name of such U.S. Underwriter in Schedule 1 represents of the total number of shares of the Firm Stock to be purchased by all of the U.S. Underwriters pursuant to this Agreement. The respective purchase obligations of the U.S. Underwriters with respect to the

Firm Stock shall be rounded among the U.S. Underwriters to avoid fractional shares, as the Representatives may determine.

          In addition, the Option Selling Stockholders, severally and not jointly, grant to the U.S. Underwriters an option to purchase up to an aggregate of 4,687,500 shares of Option Stock (as allocated among the Option Selling Stockholders pursuant to Schedule 2 hereto). Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Stock and is exercisable as provided in Section 7 hereof. Shares of Option Stock shall be purchased severally for the account of the U.S. Underwriters in proportion to the number of shares of Firm Stock set opposite the name of such U.S. Underwriters in Schedule 1 hereto at U.S. $__________ a share. The respective purchase obligations of each U.S. Underwriter with respect to the Option Stock shall be adjusted by the Representatives so that no U.S. Underwriter shall be obligated to purchase Option Stock other than in 100 share amounts.

          The Company and the Crown Selling Stockholders shall not be obligated to deliver any of the Stock to be delivered on the First Delivery Date (as hereinafter defined) except upon payment for all the Stock to be purchased on such Delivery Date as provided herein. The Option Selling Stockholders shall not be obligated to deliver any of the Option Stock to be delivered on the Second Delivery Date (as hereinafter defined), except upon payment for all the Option Stock to be purchased on such delivery date as provided herein.

          6. Offering of Stock by the U.S. Underwriters.

          Upon authorization by the Representatives of the release of the Firm Stock, the several U.S. Underwriters propose to offer the Firm Stock for sale upon the terms and conditions set forth in the Prospectus. The Firm Stock is to be offered to the public initially at U.S. $________ a share.

          Each U.S. Underwriter agrees that, except to the extent permitted by the Agreement Between U.S. Underwriters and International Managers, it will not offer or sell any of the Stock outside of the United States or Canada.

          7. Delivery of and Payment for the Stock. Delivery of and payment for the Firm Stock shall be made at the office of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, NY 10019, at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company and the Crown Selling Stockholders shall deliver or cause to be delivered certificates representing the Firm Stock to the Representatives for the account of each U.S. Underwriter against payment to or upon the order of the Company and the Crown Selling Stockholders of the purchase price in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each U.S. Underwriter hereunder. Upon delivery, the Firm Stock shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First

Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Stock, the Company and the Crown Selling Stockholders shall make the certificates representing the Firm Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

          At any time on or before the thirtieth day after the date of this Agreement the option granted in Section 5 may be exercised by written notice being given to the Company and to the Option Selling Stockholders by the Representatives. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representatives, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date."

          Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 7 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 A.M., New York City time, on the Second Delivery Date. On the Second Delivery Date, each Option Selling Stockholder shall deliver or cause to be delivered the certificates representing the Option Stock to be sold by such Option Selling Stockholder to the Representatives for the account of each U.S. Underwriter against payment to or upon the order of the Company of the purchase price in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each U.S. Underwriter hereunder. Upon delivery, the Option Stock shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, the Option Selling Stockholders shall make the certificates representing the Option Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Second Delivery Date.

          8.  Further Agreements of the Company.  The Company agrees:

               (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

               (b) To furnish promptly to each of the Representatives and to counsel for the U.S. Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

               (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request:
          (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of earnings per share) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and furnish without charge to each U.S. Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

               (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

               (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the U.S. Underwriters and obtain the consent of the Representatives to the filing;

               (f) As soon as practicable after the Effective Date (it being understood that the Company shall have until at least 410 days after the end of the Company's current fiscal quarter), to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

               (g) For a period of three years following the Effective Date, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

               (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

               (i) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (other than the Stock, the International Stock and shares issued pursuant to employee benefit plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any shares of Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), without the prior written consent of Lehman Brothers Inc.; to cause each person that, as of the date of this Agreement (i) is a recordholder of Common

          Stock or (ii) has the right to acquire shares of Common Stock upon conversion, reclassification, exchange or exercise of another security, which right will occur or may be fully vested and exercisable within 180 days of this Agreement (excluding the right to acquire shares of Common Stock pursuant to the CTSH All Employee Plan and the CTSH Bonus Share Plan, each as defined in the Prospectus); to furnish to the Representatives, prior to the First Delivery Date, a letter or letters, in form and substance substantially similar to Exhibit A attached hereto (which is substantially identical to Exhibit A to the International Underwriting Agreement);

               (j) Prior to filing with the Commission any reports on Form SR pursuant to Rule 463 of the Rules and Regulations, to furnish a copy thereof to the counsel for the U.S. Underwriters and receive and consider its comments thereon, and to deliver promptly to the Representatives a signed copy of each report on Form SR filed by it with the Commission; and

               (k) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the U.S. Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

          9. Further Agreements of the Crown Selling Stockholders. Each Crown Selling Stockholder agrees:

               (a) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (other than the Stock) without the prior written consent of Lehman Brothers Inc.; provided, however, that the foregoing provision shall not apply to transfers, without consideration, of the Common Stock or any securities convertible into, or exercisable or exchangeable for Common Stock, to immediate family members, to trusts established for the benefit of one or more immediate family members, or to trusts established for charitable purposes, provided that, in each case referred to in this proviso, the transferee executes and delivers to Lehman Brothers Inc. an agreement whereby the transferee agrees to be bound by all of the foregoing terms and provisions set forth in this
          Section 9(a);

               (b) That the Stock to be sold by such Crown Selling Stockholder hereunder which is represented by the certificates held in custody for such Crown Selling Stockholder is subject to the interest of the U.S. Underwriters, that the arrangements made by such Crown Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of such Crown Selling Stockholder hereunder shall not be terminated by any act of such Crown Selling

          Stockholder, by operation of law, by the death or incapacity of any individual Crown Selling Stockholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event; and

               (c) To deliver to the Representatives prior to the First Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if such Crown Selling Stockholder is a non-United States person or Form W-9 (if such Crown Selling Stockholder is a United States person).

          10. Further Agreements of the Executive Selling Stockholders. Each Executive Selling Stockholder, severally and not jointly, agrees with respect only to such Executive Selling Stockholder:

               (a) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock without the prior written consent of Lehman Brothers, Inc.; provided, however, that on the Second Delivery Date each Executive Selling Stockholder may sell the number of shares of Common Stock listed opposite such Executive Selling Stockholder's name on Schedule 2 hereto to the Underwriters pursuant to Section 5 hereof, it being understood that such number of shares represents an amount not in excess of 12% of such Executive Selling Stockholder's beneficial ownership interest in Common Stock of the Company on a fully diluted basis, as of the date of the Prospectus, after giving effect to the conversion of all shares of the Company's Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock into shares of Common Stock (the "Conversions"), the reclassification of shares of the Company's Class B Common Stock into shares of Common Stock (the "Reclassification") and the Roll-Up.

               (b) That the Stock to be sold by such Executive Selling Stockholder hereunder which is represented by the certificates or option exercise notices held in custody for such Executive Selling Stockholder is subject to the interest of the U.S. Underwriters, that the arrangements made by such Executive Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of such Executive Selling Stockholder hereunder shall not be terminated by any act of such Executive Selling Stockholder, by operation of law, by the death or incapacity of such Executive Selling Stockholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event.

               (c) To deliver to the Representatives prior to the Second Delivery Date a properly completed and executed United States Treasury Department Form W-8

          (if such Executive Selling Stockholder is a non-United States person) or Form W-9 (if such Executive Selling Stockholder is a United States person).

          11. Further Agreements of the Employee Selling Stockholders. Each Employee Selling Stockholder, severally and not jointly, agrees with respect only to such Employee Selling Stockholder:

               (a) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock without the prior written consent of Lehman Brothers Inc.; provided, however, that on the Second Delivery Date each Employee Selling Stockholder may sell the number of shares of Common Stock listed opposite such Employee Selling Stockholder's name on Schedule 2 hereto to the U.S. Underwriters pursuant to Section 5 hereof, it being understood that such number of shares represents an amount not in excess of 12% of such Employee Selling Stockholder's beneficial ownership interest in Common Stock of the Company on a fully diluted basis as of the date of the Prospectus, after giving effect to the Conversions, the Reclassification and the Roll-Up; provided further, that to the extent the total number of shares listed opposite of any Employee Selling Stockholder's name on Schedule 2 hereto are not sold to the U.S. Underwriters pursuant to Section 5 hereof for any reason, such Employee Selling Stockholder may sell to third parties any shares that could have been sold but were not sold pursuant to Section 5 hereof in compliance with the registration requirements of the Securities Act or pursuant to a valid exemption therefrom.

               (b) That the Stock to be sold by such Employee Selling Stockholder hereunder which is represented by the certificates or option exercise notices held in custody for such Employee Selling Stockholder is subject to the interest of the U.S. Underwriters, that the arrangements made by such Employee Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of such Employee Selling Stockholder hereunder shall not be terminated by any act of such Employee Selling Stockholder, by operation of law, by the death or incapacity of such Employee Selling Stockholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event.

               (c) To deliver to the Representatives prior to the Second Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if such Employee Selling Stockholder is a non-United States person) or Form W-9 (if such Employee Selling Stockholder is a United States person).

          12. Further Agreements of the Sponsor Selling Stockholders. Each Sponsor Selling Stockholder, severally and not jointly, agrees with respect only to such Sponsor Selling Stockholder:

               (a) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock without the prior written consent of Lehman Brothers Inc.; provided, however, that on the Second Delivery Date each Sponsor Selling Stockholder may sell the number of shares of Common Stock listed opposite such Sponsor Selling Stockholder's name on Schedule 2 hereto to the U.S. Underwriters pursuant to Section 5 hereof, it being understood that such number of shares represents a pro rata allocation among Sponsor Selling Stockholders of Option Stock in an amount equal to the difference between the total number of Option Stock and the aggregate number of Option Stock sold by the Executive Selling Stockholders and the Employee Selling Stockholders pursuant to Section 5 hereof.

               (b) That the Stock to be sold by such Sponsor Selling Stockholder hereunder which is represented by the certificates held in custody for such Sponsor Selling Stockholder is subject to the interest of the U.S. Underwriters, that the arrangements made by such Sponsor Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of such Sponsor Selling Stockholder hereunder shall not be terminated by any act of such Sponsor Selling Stockholder, by operation of law, by the death or incapacity of such Sponsor Selling Stockholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event.

               (c) To deliver to the Representatives prior to the Second Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if such Sponsor Selling Stockholder is a non-United States person or Form W-9 (if such Sponsor Selling Stockholder is a United States person).

          13. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Stock and any taxes payable in connection therewith; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments, supplements and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of delivering and distributing the Custody Agreement and the Power of Attorney; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Stock; (f) any applicable listing or other fees; (g) the fees and expenses (not in excess, in the aggregate, of $__________) of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 8(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the U.S. Underwriters); (h) all fees and expenses of an independent underwriter; (i) all costs and expenses of the U.S. Underwriters, including the fees and disbursements of counsel for the U.S. Underwriters, incident to the offer and sale of shares of the Stock by the U.S. Underwriters to employees and persons having business relationships with the Company and its subsidiaries; (k) all fees and expenses of Hutchins, Wheeler & Dittmar, counsel to the Sponsor Selling Stockholders, incurred in connection with the Public Offering; and (l) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement; provided that, except as provided in this Section 13 and in Section 18, the U.S. Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the U.S. Underwriters.

          14. Conditions of U.S. Underwriters' Obligations. The respective obligations of the U.S. Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of their obligations hereunder, and to each of the following additional terms and conditions:

               (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 8(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

               (b) No U.S. Underwriter or International Manager shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Latham & Watkins, counsel for the U.S. Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

               (c) All corporate proceedings and other legal matters incident to the authorization, form, validity, execution and delivery of this Agreement, the International Underwriting Agreement, the Custody Agreement, the Power of Attorney, the Stock, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the U.S. Underwriters, and the Company and the Selling Stockholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

               (d) Cravath, Swaine & Moore shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the U.S. Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                    (i) Each of the Company and CCI is a corporation validly existing and in good standing under the laws of the state of its incorporation (which opinion may be based solely on a certificate of the Secretary of State of such state), and the Company has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus. Each of the Company and CCI is duly registered and qualified to conduct its business and is in good standing (which opinion may be based solely on a certificate of the Secretary of State of such state), in each jurisdiction or place where, based on a certificate of an officer of the Company, the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing would not have a Material Adverse Effect;

                    (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the shares of Stock being delivered on such Delivery Date) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus;

                    (iii) Except as described in the Prospectus, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel;

                    (iv) To knowledge of such counsel, there are no legal or governmental proceedings pending or threatened against the Company or any of the Significant Subsidiaries, or to which any of their respective properties is subject, that are not disclosed in the Prospectus and which are reasonably likely to have a Material Adverse Effect or to materially affect the issuance of the shares of capital stock or the consummation of the transactions contemplated by this Agreement and the Roll-Up. To the knowledge of such counsel, there are no agreements, contracts, indentures, leases or other instruments to which the Company or any of the Significant

               Subsidiaries is a party or to which any of their respective properties or assets is subject that are required to be described in, or filed as exhibits to, the Registration Statement and the Prospectus that have not been so described or filed;

                    (v) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                    (vi) The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Company prior to such Delivery Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations;

                    (vii) The statements contained (A) in the Prospectus under the captions "Description of Capital Stock", "Shares Eligible for Future Sale", "Certain United States Federal Tax Consequences to Non-United States Holders" and paragraphs 1, 2, 3, 4, 5, 6, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20 and 21 under the caption
               "Underwriting" and (B) in the Registration Statement in Items 14 and 15, in each case insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information purported to be described therein;

                    (viii) This Agreement and the International Underwriting
               Agreement have each been duly and validly authorized, executed and delivered by the Company and CCI;

                    (ix) None of the issuance, offer or sale of the shares of Common Stock, the execution, delivery or performance by the Company of this Agreement and the International Underwriting Agreement, compliance by the Company with the provisions hereof nor consummation by the Company of the transactions contemplated hereby and in the Roll-Up (i) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official, or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate of incorporation or by-laws or other organizational documents of the Company or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement filed as an exhibit to, or incorporated by reference in, the Registration Statement (the "Material Agreements"), or violates or will violate any law, rule or regulation of the United States, or the State of New York or the General Corporation Law of the State of Delaware, or, to such counsel's knowledge, any order or decree of any court or government agency or instrumentality or will result in the creation or imposition of any Lien upon any property or assets of the Company or CCI pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or under any to which any of their respective property or assets is subject, except in each case such breaches, conflicts or defaults that, individually or in the aggregate, would not have a Material Adverse Effect. For purposes of the foregoing opinion, such counsel may assume that any agreements referred to in clause (ii) above that are governed by laws other than the laws of the State of New York, are governed by and would be interpreted in accordance with the laws of the State of New York; and


                    (x) The Company is not and, upon sale of the shares of Common Stock to be issued and sole thereby in accordance herewith and the application of the net proceeds to the Company of such sale as described in the Prospectus under the caption "Use of Proceeds," will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               In addition, such counsel shall also state that such counsel has participated in conferences with officers of the Company and with the independent public accountants for the Company, concerning the preparation of the Registration Statement and the Prospectus, and, although such counsel has made certain inquiries and investigations in connection with the preparation of the Registration Statement and the Prospectus, it is not passing upon and does not assume any responsibility for the accuracy or completeness of the statements contained in the Registration Statement and the Prospectus, and has not made any independent check or verification thereof, except insofar as such statements relate to such counsel and to clause (xii) above, and on the basis of the foregoing such counsel's work in connection with this matter did not disclose any information that gave such counsel reason to believe that the Registration Statement and the Prospectus, as of its date or as of the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and other financial data included therein).

     The opinion of such counsel may be limited to the laws of the state of New York, the General Corporation Law of the state of Delaware and the Federal laws of the United States.

               (e) Brown, Parker & Leahy, L.L.P. shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the U.S. Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                    (i) All of the issued shares of capital stock of each Subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares and as described in the Prospectus with respect to CTI) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                    (ii) To knowledge of such counsel, there are no legal or governmental proceedings pending or threatened against the Company or any of the Significant Subsidiaries, or to which any of their respective properties is subject, that are not disclosed in the Prospectus and which are reasonably likely to have a Material Adverse Effect or to materially affect the issuance of the shares of capital stock or the consummation of the transactions contemplated by this Agreement and the Roll-Up;

                    (iii) To the knowledge of such counsel, except as described in the Prospectus there are no contracts, agreements or understandings between the Company or any of the Significant Subsidiaries and any person granting such person the right to require the Company or any of the Significant Subsidiaries to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company or any of the Significant Subsidiaries to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company or any of the Significant Subsidiaries under the Securities Act; and

                    (iv) The Senior Credit Facility has been duly and validly authorized, executed and delivered by CCI and CCIC (PR) and assuming due authorization, execution and delivery by the other parties thereto, constitutes the valid and binding agreement of CCI and CCIC (PR), enforceable against CCI and CCIC (PR) in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law).

          The opinion of such counsel may be limited to the laws of the state of Texas, the state of New York, the General Corporation Law of the state of Delaware and the Federal laws of the United States.

               (f) The counsel for each of the Crown Selling Stockholders shall have furnished to the Representatives its written opinion, as counsel to such Selling Stockholder, addressed to the U.S. Underwriters and dated the First Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                   (i) Such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such actions result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property or assets of such Selling Stockholder; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the U.S. Underwriters and the International Managers, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby;

                    (ii) This Agreement has each been duly executed and delivered by or on behalf of such Selling Stockholder;

                    (iii) A Power-of-Attorney and a Custody Agreement have been duly executed and delivered by such Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder, enforceable in accordance with their respective terms;

                    (iv) Such Selling Stockholder has full right, power and
               authority to sell, assign, transfer and deliver the shares to be sold by such Selling Stockholder hereunder; and

                    (v) Upon physical delivery of the certificates representing the shares of Stock to be sold by such Selling Stockholder under this Agreement to the U.S. Underwriters in the State of New York with undated stock powers duly endorsed in blank, and upon payment therefor in accordance with the terms of this Agreement, the U.S. Underwriters will become the "protected purchasers" (as defined in Section 8-303(a) of the New York UCC) of such shares, free of any "adverse claim" (as defined in Section 8-102(a)(1) of the New York UCC), assuming that the U.S. Underwriters do not have notice of any adverse claim to such shares.

               In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the Commonwealth of Pennsylvania and the General Corporation Law of the State of Delaware and that such counsel is not admitted in the State of New York (with all New York law opinions being based upon the assumption that the laws of the State of New York and the laws of the Commonwealth of Pennsylvania are identical in all material respects) and (ii) in rendering the opinions in Section 14(f)(i) and (iv) above, rely upon a certificate of such Selling Stockholder in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on the shares of Stock sold by such Selling Stockholder, provided that such counsel shall furnish copies thereof to the Representatives and state that they believe that both the U.S. Underwriters and they are justified in relying upon such certificate.

                   (g) The counsel for each Executive Selling Stockholder and each Employee Selling Stockholder shall have furnished to the Representatives its written opinion, as counsel to such Selling Stockholder, addressed to the U.S. Underwriters and dated the Second Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                        (i) Such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such actions result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property or assets of such Selling Stockholder; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the U.S. Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby;

                    (ii) This Agreement has been duly executed and delivered by or on behalf of such Selling Stockholder;

                    (iii) A Power-of-Attorney and a Custody Agreement have been duly executed and delivered by such Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder, enforceable in accordance with their respective terms;

                    (iv) Immediately prior to the Second Delivery Date, such Selling Stockholder had full right, power and authority to sell, assign, transfer and deliver such shares to be sold by such Selling Stockholder hereunder; and

                    (v) Good and valid title to the shares of Stock to be sold by such Selling Stockholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several U.S. Underwriters.

               In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of Texas and the General Corporation Law of the State of Delaware and that such counsel is not admitted in the State of New York and (ii) in rendering the opinion in Section 14(g)(iv) above, rely upon a certificate of such Selling Stockholder in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on the shares of Stock sold by such Selling Stockholder, provided that such counsel shall furnish copies thereof to the

          Representatives and state that they believe that both the U.S. Underwriters and they are justified in relying upon such certificate.

               (g) The counsel for each Sponsor Selling Stockholder shall have furnished to the Representatives its written opinion, as counsel to such Sponsor Selling Stockholder, addressed to the U.S. Underwriters and dated the Second Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                    (i) This Agreement has each been duly executed and delivered by or on behalf of such Sponsor Selling Stockholder;

                    (ii) A Power-of-Attorney and a Custody Agreement have been duly executed and delivered by such Sponsor Selling Stockholder and constitute valid and binding agreements of such Sponsor Selling Stockholder, enforceable in accordance with their respective terms; and

                    (iii) The delivery by each Sponsor Selling Stockholder to the several U.S. Underwriters of certificates for the shares of Common Stock being sold under this Agreement, with due endorsement for transfer by such Sponsor Selling Stockholder, against payment therefor in accordance with this Agreement, has transferred valid title to such shares of Stock, free and clear of all adverse claims, to each of the several U.S. Underwriters, assuming that the U.S. Underwriters are without actual notice of any adverse claim.

               In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the Commonwealth of Massachusetts and the General Corporation Law of the State of Delaware and that such counsel is not admitted in the State of New York.


               (i) The Representatives shall have received an opinion, dated the First Delivery Date, of Norton Rose, English counsel for Castle Transmission Services (Holdings) Ltd., substantially in the form of Exhibit B hereto.

               (j) The Representatives shall have received from Latham & Watkins, counsel for the U.S. Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

               (k) At the time of execution of this Agreement, the Representatives shall have received from KPMG Peat Marwick LLP a letter, in form and substance satisfactory to the Representatives, addressed to the U.S. Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to U.S. Underwriters in connection with registered public offerings.

               (l) With respect to the letter of KPMG Peat Marwick LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the U.S. Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

               (m) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of its Chief Executive Officer or President and its Chief Financial Officer stating that:

                    (i) The representations, warranties and agreements of the Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; none of the events described in clause (i) or (ii) of
               Section 14(q) have occurred or identifying all such events as have occurred; and the conditions set forth in Sections 14(a) and 14(t) have been fulfilled; and

                    (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

               (n) Each of the Crown Selling Stockholders (or the Custodian or one or more attorneys-in-fact on behalf of each of the Crown Selling Stockholders) shall have furnished to the Representatives on the First Delivery Date a certificate, dated the First Delivery Date, signed by, or on behalf of, each of the Crown Selling Stockholders (or the Custodian or one or more attorneys-in-fact) stating that the representations, warranties and agreements of each of the Crown Selling Stockholders contained herein are true and correct as of the First Delivery Date and that each of the Crown Selling Stockholders has complied with all agreements contained herein to be performed by each of the Crown Selling Stockholders at or prior to the First Delivery Date.

               (o) Each Option Selling Stockholder (or one or more attorneys-in-fact on behalf of such Selling Stockholder), shall have furnished to the Representatives on the Second Delivery Date a certificate, dated the Second Delivery Date, signed by, or on behalf of, such Selling Stockholder (or the Custodian or one or more attorneys-in-fact) stating that the representations, warranties and agreements of such Selling Stockholder contained herein are true and correct as of the Second Delivery Date and that such Selling Stockholder has complied with all agreements contained herein to be performed by such Selling Stockholder at or prior to the Second Delivery Date.

               (p) The Company shall have furnished to the Representatives a certificate, substantially in the Form of Exhibit C hereto, dated the First Delivery Date, of its Chief Financial Officer with respect to certain data of the Company set forth in the Prospectus.

               (q) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations, business or prospects of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

               (r) Subsequent to the execution and delivery of this Agreement
          (i) no downgrading shall have occurred in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's securities.

               (s) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several U.S. Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

               (t) The NASDAQ National Market System shall have approved the Stock for inclusion, subject only to official notice of issuance and evidence of satisfactory distribution.

               (u) CTI and CTSH shall have received from Credit Suisse First Boston, as arranger and agent, and J.P. Morgan Securities Ltd., as co-arranger, and from each lender under the Loan Amendment Agreement dated May 21, 1997, an irrevocable consent and waiver to certain changes of control provisions of such agreement as applicable to the Roll-Up, and the Company shall provide a copy of such consent and waiver to the Representatives.

               (v) The Company shall have concluded the Stock Split and the Conversions and shall have reclassified all shares of Class B Common Stock as Common Stock (each as defined in the Prospectus).

               (w) The Company shall have delivered to the Representatives copies of the Governance Agreement, the Stockholders Agreement, the CTSH Shareholders' Agreement and the CTI Services Agreement (each as defined in the Prospectus) executed and delivered by all parties thereto.

               (x) The Company shall have delivered to the Representatives copies of written documentation evidencing (i) the ruling of the FCC under Section 310(b)(4) of the Communications Act of 1934, as amended, permitting up to 49.9% foreign ownership of the Company, at least 25% of which will be from World Trade Organization member nations.

               (y) The Representatives shall have received from each stockholder of the Company an executed letter in the form of Exhibit A pursuant to Section 8(i) hereto.

               (z) The Representatives shall have received a copy of the executed Custody Agreement and Power of Attorney from each Selling Stockholder.

               (aa) The closing under the International Underwriting Agreement shall have occurred concurrently with the closing hereunder on the First Delivery Date.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the U.S. Underwriters.

          15.  Indemnification and Contribution.

               (a) The Company, the Crown Selling Stockholders and the Executive Selling Stockholders, jointly and severally, shall indemnify and hold harmless each U.S. Underwriter, its officers and employees and each person, if any, who controls any U.S. Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that U.S. Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any breach of the representations and warranties of such Crown Selling Stockholder or Executive Selling Stockholder, as the case may be, contained herein, (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, (iii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading or (iv) any act or failure to act or any alleged act or failure to act by any U.S. Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (ii) or (iii) above (provided that the Company, the Crown Selling Stockholders and the Executive Selling Stockholders shall not be liable under this clause (iv) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such U.S. Underwriter through its gross negligence or willful misconduct), and shall reimburse each U.S. Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that U.S. Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company, the Crown Selling Stockholders and the Executive Selling Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such U.S. Underwriter furnished to the Company through the Representatives by or on behalf of any U.S. Underwriter specifically for inclusion therein; provided further that neither the Company nor any Crown Selling Stockholder or Executive Selling Stockholder shall be liable to any U.S. Underwriter under the indemnity agreement in this paragraph 15(a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such U.S. Underwriters results from the fact that such U.S. Underwriter sold shares of Common Stock to a person as to whom there was not sent or given, at or prior to written confirmation of such sale, a copy of the Prospectus as then amended or supplemented if the Company had previously furnished copies thereof in the quantity requested and in a timely manner in accordance with Section 8(c) hereof to such U.S. Underwriter and the loss, claim, damage or liability of such U.S. Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus and corrected in the Prospectus as amended or supplemented. Notwithstanding the foregoing provisions, the indemnity and contribution obligations of the Crown Selling Stockholders and the Executive Selling Stockholders shall be subject to the following additional limitations: (i) the U.S. Underwriters shall pursue and satisfy any and all claims arising under this Agreement or otherwise (collectively,

          "Claims") by seeking recovery from the Company prior to pursuing any Claim against the Crown Selling Stockholders or the Executive Selling Stockholders, and the U.S. Underwriters shall thereafter be entitled to pursue any remaining unsatisfied Claims by seeking recovery from the Crown Selling Stockholders and the Executive Selling Stockholders only following the Company's failure to satisfy in full the Claims as a result of the Company's insolvency, bankruptcy or liquidation; (ii) the aggregate amount of any Selling Stockholder's indemnity and contribution obligations under this paragraph 15(a) shall not exceed the net cash proceeds received by such Selling Stockholder from its sale of Stock in the offering after reduction for (A) taxes, (B) underwriting commissions and discounts, (C) other fees and expenses incurred by such Selling Stockholder relating to the offering, including legal and financial advisory fees, and (D) the aggregate amount of any and all direct and indirect costs or expenses incurred by such Selling Stockholder in defense or settlement of any other claim against it relating or attributable to the offering or the sale of shares of Stock by such Selling Stockholder thereunder, including without limitation claims under the Act; and (iii) the Crown Selling Stockholders and the Executive Selling Stockholders shall be liable under this paragraph 15(a) solely with respect to any untrue statement of material fact contained in the Registration Statement and the Prospectus which was actually known by such Selling Stockholder as of the date of the Registration Statement or Prospectus (or such amendment or supplement thereto) to be untrue, or any omission to state a material fact which was actually known by such Selling Stockholder as of the date of the Registration Statement or Prospectus (or such amendment or supplement thereto) to be necessary to make the statements contained in the Registration Statement or Prospectus (or such amendment or supplement thereto) in the light of the circumstances under which they were made, not misleading as of the date of the Registration Statement or Prospectus (or such amendment or supplement thereto). The provisions of this Section 15 shall constitute the sole and exclusive remedy available to the U.S. Underwriters with respect to any claims against the Crown Selling Stockholders and the Executive Selling Stockholders relating to the offering or sale of shares by such Selling Stockholders hereunder.

               (b) Each Employee Selling Stockholder and each Sponsor Selling Stockholder, severally and not jointly, shall indemnify and hold harmless each U.S. Underwriter, its officers and employees, and each person, if any, who controls any U.S. Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that U.S. Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any breach of the representations and warranties of such Employee Selling Stockholder or Sponsor Selling Stockholder, as the case may be, contained herein, (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (iii) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission relates to information provided to the Company or the Representatives in writing by such Selling Stockholder specifically for use in the Registration Statement, the Preliminary Prospectus or the Prospectus or to any breach of the representations and warranties made by such Employee Selling Stockholder or such Sponsor Selling Stockholder in Section 4 of this Agreement; and shall reimburse each U.S. Underwriter, its officers and employees and each such controlling person for any legal or other expenses reasonably incurred by that U.S. Underwriter, its officers and employees or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that such Employee Selling Stockholder or such Sponsor Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information concerning such U.S. Underwriter furnished to the Company through the Representatives by or on behalf of any U.S. Underwriter specifically for inclusion therein.; provided further that no Employee Selling Stockholder or Sponsor Selling Stockholder shall be liable to any U.S. Underwriter under the indemnity agreement in this paragraph 15(a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such U.S. Underwriters results from the fact that such U.S. Underwriter sold shares of Common Stock to a person as to whom there was not sent or given, at or prior to written confirmation of such sale, a copy of the Prospectus as then amended or supplemented if the Company had previously furnished copies thereof in the quantity requested and in a timely manner in accordance with Section 8(c) hereof to such U.S. Underwriter and the loss, claim, damage or liability of such U.S. Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus and corrected in the Prospectus as amended or supplemented. The foregoing indemnity agreement constitutes the sole and exclusive remedy available to the U.S. Underwriters with respect to any claims against the Employee Selling Stockholders and the Sponsor Selling Stockholders relating to the offering or sale of Shares by such Selling Stockholders hereunder.

               (c) Each U.S. Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers who sign the Registration Statement, each of its directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such U.S. Underwriter furnished to the Company through the Representatives by or on behalf of that U.S. Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any U.S. Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

               (d)  Promptly after receipt by an indemnified party under this
          Section 15 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 15, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 15 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 15. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 15 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have in good faith reasonably concluded that there may be defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred, provided further that in no event shall the foregoing proviso require the indemnifying party to bear the fees and expenses of more than one separate counsel to represent jointly each of (i) the Representatives and those other U.S. Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 15, (ii) the Company and its Subsidiaries, (iii) the Crown Selling Stockholders, (iv) the Executive Selling Stockholders, (v) the Employee Selling Stockholders and (vi) the Sponsor Selling Stockholders. No indemnifying party shall
          (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or
          (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment to the extent provided in this Section 15.

               (e) If the indemnification provided for in this Section 15 shall for any reason be unavailable to or insufficient (other than by reason of the exceptions provided therein) to hold harmless an indemnified party under Section 15(a), 15(b) or 15(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, the Crown Selling Stockholders, the Executive Selling Stockholders, the Employee Selling Stockholders and the

          Sponsor Selling Stockholders on the one hand and the U.S. Underwriters on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Crown Selling Stockholders, the Executive Selling Stockholders, the Employee Selling Stockholders and the Sponsor Selling Stockholders on the one hand and the U.S. Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Crown Selling Stockholders, the Executive Selling Stockholders, the Employee Selling Stockholders or the Sponsor Selling Stockholders, on the one hand and the U.S. Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company, the Crown Selling Stockholders, the Executive Selling Stockholders, the Employee Selling Stockholders or the Sponsor Selling Stockholders, on the one hand, and the total underwriting discounts and commissions received by the U.S. Underwriters with respect to the shares of the Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Stock under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Crown Selling Stockholders, the Executive Selling Stockholders, the Employee Selling Stockholders, the Sponsor Selling Stockholders or the U.S. Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Crown Selling Stockholders, the Executive Selling Stockholders, the Employee Selling Stockholders, the Sponsor Selling Stockholders and the U.S. Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 15 were to be determined by pro rata allocation (even if the U.S. Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 15 shall be deemed to include, for purposes of this Section 15(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 15(e), no U.S. Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such U.S. Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No Selling Stockholder will be required to contribute any amount in excess of the proceeds received by such person in respect of all shares of Stock offered and sold by it pursuant to the Registration Statement and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The U.S. Underwriters' obligations to contribute as provided in this Section 15(e) are several in proportion to their respective underwriting obligations and not joint.

               (f) The U.S. Underwriters severally confirm and the Company acknowledges that (i) the last paragraph on the cover page of the Prospectus, (ii) the stabilization legend at the top of page i of the Prospectus and (iii) the fourth, ninth, tenth, eleventh, and twenty-second paragraphs and the first sentence of the thirteenth paragraph under the caption "Underwriting" in the Prospectus constitute the only information concerning such U.S. Underwriters furnished in writing to the Company by or on behalf of the U.S. Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

               (g) As used herein, the phrase "actual knowledge" means, with respect to any natural person, the knowledge of such person and, with respect to any other person, the knowledge of any natural person exercising control (whether by ownership or management) over such person, and shall not imply any duty to investigate or be deemed to include any knowledge that might have become actually known following investigation. The phrase "actually known" shall have a correlative meaning.

          16.  Defaulting U.S. Underwriters.

          If, on either Delivery Date, any U.S. Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting U.S. Underwriters shall be obligated to purchase the Firm Stock which the defaulting U.S. Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock set opposite the name of each remaining non-defaulting U.S. Underwriter in Schedules 1 and 2 hereto bears to the total number of shares of the Firm Stock set opposite the names of all the remaining non-defaulting U.S. Underwriters in Schedules 1 and 2 hereto; provided, however, that the remaining non-defaulting U.S. Underwriters shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock which the defaulting U.S. Underwriter or U.S. Underwriters agreed but failed to purchase on such date exceeds 9.9% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting U.S. Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Stock which it agreed to purchase on such Delivery Date pursuant to the terms of Section 7. If the foregoing maximums are exceeded, the remaining non-defaulting U.S. Underwriters, or those other U.S. Underwriters satisfactory to the

Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on such Delivery Date. If the remaining U.S. Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting U.S. Underwriter or U.S. Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the U.S. Underwriters to purchase, and of the Executive Selling Stockholders, the Employee Selling Stockholders and the Sponsor Selling Stockholders to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting U.S. Underwriter or the Company or the Selling Stockholders, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 13 and
18. As used in this Agreement, the term "U.S. Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedules 1 and 2 hereto who, pursuant to this Section 16, purchases Firm Stock which a defaulting U.S. Underwriter agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting U.S. Underwriter of any liability it may have to the Company and the Selling Stockholders for damages caused by its default. If other U.S. Underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing U.S. Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that, in the opinion of counsel for the Company or counsel for the U.S. Underwriters, may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

          17. Termination. The obligations of the U.S. Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company and the Selling Stockholders prior to delivery of and payment for Firm Stock if, prior to that time, any of the events described in Sections 14(q), 14(r) or 14(s) shall have occurred or if the U.S. Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

          18. Reimbursement of U.S. Underwriters' Expenses. If the Company or any of the Selling Stockholders shall fail to tender the Stock for delivery to the U.S. Underwriters by reason of any failure, refusal or inability on the part of the Company or any Selling Stockholder to perform any agreement on its part to be performed, or because any other condition of the U.S. Underwriters' obligations hereunder required to be fulfilled by the Company or the Selling Stockholders is not fulfilled, the Company or any such defaulting Selling Stockholder(s), as the case may be, will severally and not jointly, in proportion to the shares of Stock to be sold by the Company or such defaulting Selling Stockholder(s) hereunder, reimburse the U.S. Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the U.S. Underwriters in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company or such defaulting Selling Stockholder(s), as the case may be, shall pay the full amount thereof to the Representatives. Neither the Company nor any Selling Stockholder shall have the liability to any of the U.S. Underwriters for damages on account of loss of anticipated profits from the proposed sale by them of the Stock.

          19. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

               (a) if to the U.S. Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-526-6588), with a copy, in the case of any notice pursuant to Section 15(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., Three World Financial Center, 10th Floor, New York, NY 10285;

               (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Charles C. Green, III, (Fax:
          (713) 570-3150), with a copy to Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, New York 10019, Attention: Stephen
          L. Burns (Fax: (212) 474-3700);

               (c) if to any Selling Stockholder, shall be delivered or sent by mail, telex or facsimile transmission to such Selling Stockholder at the address set forth in the Custody Agreement executed by such Selling Shareholder, with a copy (a) in the case of any Crown Selling Stockholder, to Kirkpatrick & Lockhart, 1500 Oliver Building, Pittsburgh, Pennsylvania 15222, Attention: Jerry Owens (Fax: (412) 355-6501), (b) in the case of any Executive Selling Stockholder or Employee Selling Stockholder, to Brown, Parker & Leahy, L.L.P., 3600 Two Allen Center, 1200 Smith Street, Houston, Texas 77002, Attention:
          E. Blake Hawk (Fax: (713) 654-1871) or (c) in the case of any Sponsor Selling Stockholder, to Hutchins, Wheeler & Dittmar, 101 Federal Street, Boston, Massachusetts 02110, Attention: Harry A. Hanson, III (Fax: (617) 951-1295);

provided, however, that any notice to an U.S. Underwriter pursuant to Section 15(d) shall be delivered or sent by mail, telex or facsimile transmission to such U.S. Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Stockholders shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the U.S. Underwriters by Lehman Brothers Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Smith Barney Inc. and the Company and the U.S. Underwriters shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Selling Stockholders by their respective Custodians.

          20. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the U.S. Underwriters, the Company and the Selling Stockholders and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Selling Stockholders contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any U.S. Underwriter within the meaning of
Section 17 of the Securities Act and for the benefit of each International Manager (and controlling persons thereof) who offers or sells any shares of Common Stock in accordance with the terms of the Agreement Between U.S. Underwriters and International Managers and (B) the indemnity agreement of the U.S. Underwriters contained in Section 15(c) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 17 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 20, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          21. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Selling Stockholders and the U.S. Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          22. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

          23. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

          24. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          25. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement among the Company, the Crown Selling Stockholders, the Executive Selling Stockholders, the Employee Selling Stockholders, the Sponsor Selling Stockholders and the U.S. Underwriters, please indicate your acceptance in the space provided for that purpose below.


                              Very truly yours,

                              Crown Castle International Corp.

                              By:_________________________________
                                 Name:____________________________
                                 Title:

                              Robert A. Crown

                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact

                              Barbara A. Crown

                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact

                              Robert A. Crown and PNC Bank, Delaware, as trustees for the Robert A. Crown Grantor Retained Annuity Trust

                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact

                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact

                              Barbara A. Crown and PNC Bank, Delaware, as trustees for the Barbara A. Crown Grantor Retained Annuity Trust

                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact


                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact


                              Ted B. Miller, Jr.

                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact


                              David L. Ivy

                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact


                              Charles C. Green, III

                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact


                              John L. Gwyn

                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact


                              Edward C. Hutcheson, Jr.

                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact

                              J. Landis Martin

                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact


                              Robert F. McKenzie

                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact


                              Tod Bettenhausen

                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact


                              Kathy Broussard

                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact


                              Bill Cordell

                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact


                              Wesley D. Cunningham

                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact


                              Angela Dennehy

                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact

                              Allyn Easter

                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact


                              Martin Ellen

                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact


                              Alan Rees

                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact


                              George Reese

                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact


                              Michael Schueppert

                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact


                              Jimmy Taylor

                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact


                              Nigel Turner

                              By:_________________________________
                                 Name: ___________________________
                                 Attorney-In-Fact

                              Mark Uminski

                              By: ________________________________
                                  Name: __________________________
                                  Attorney-In-Fact


                              Ed Wallander

                              By: ________________________________
                                  Name: __________________________
                                  Attorney-In-Fact


                              John Ward

                              By: ________________________________
                                  Name: __________________________
                                  Attorney-In-Fact


                              Terry Wing

                              By: ________________________________
                                  Name: __________________________
                                  Attorney-In-Fact


                              Centennial Fund IV, L.P.

                              By: ________________________________
                                  Name: __________________________
                                  Attorney-In-Fact


                              Centennial Fund V, L.P.

                              By: ________________________________
                                  Name: __________________________
                                  Attorney-In-Fact


                              Centennial Entrepreneurs Fund V, L.P.

                              By: ________________________________
                                  Name: __________________________
                                  Attorney-In-Fact

                              Nassau Capital Partners II, L.P.

                              By: ________________________________
                                  Name: __________________________
                                  Attorney-In-Fact


                              NAS Partners I, L.L.C.

                              By: ________________________________
                                  Name: __________________________
                                  Attorney-In-Fact


                              American Home Assurance Company

                              By: ________________________________
                                  Name: __________________________
                                  Attorney-In-Fact


                              Harvard Private Capital Holding Inc.

                              By: ________________________________
                                  Name: __________________________
                                  Attorney-In-Fact


                              Fay, Richwhite Communications Limited

                              By: ________________________________
                                  Name: __________________________
                                  Attorney-In-Fact


                              New York Life Insurance Company

                              By: ________________________________
                                  Name: __________________________
                                  Attorney-In-Fact

                              The Northwestern Mutual Life Insurance
                                  Company

                              By: ________________________________
                                  Name: __________________________
                                  Attorney-In-Fact


                              PNC Venture Corp.

                              By: ________________________________
                                  Name: __________________________
                                  Attorney-In-Fact


                              Prime VIII, L.P.

                              By: ________________________________
                                  Name: __________________________
                                  Attorney-In-Fact


                              Win J. Neuger

                              By: ________________________________
                                  Name: __________________________
                                  Attorney-In-Fact


                              David B. Pinkerton

                              By: ________________________________
                                  Name: __________________________
                                  Attorney-In-Fact


                              Peter F. Smith

                              By: ________________________________
                                  Name: __________________________
                                  Attorney-In-Fact

Accepted:

Lehman Brothers Inc.
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Smith Barney Inc.

For themselves and as Representatives
of the several U.S. Underwriters named
in Schedule 1 hereto

     By Lehman Brothers Inc.

     By: __________________________
         Name:
         Title:

                                  SCHEDULE 1

                                                                  Number of
U.S. Underwriters                                                   Shares
-----------------                                                 ---------

Lehman Brothers Inc. ..........................................
Credit Suisse First Boston Corporation.........................
Goldman, Sachs & Co. ..........................................
Smith Barney Inc. .............................................

                                                                  __________

     Total.....................................................   25,000,000
                                                                  ==========

                                  SCHEDULE 2

                                                                                       NUMBER OF
CROWN SELLING STOCKHOLDERS                                                               SHARES
--------------------------                                                             ---------
Robert A. Crown.................................................................       1,744,875
Barbara A. Crown................................................................       1,744,875
Robert A. Crown and PNC Bank, Delaware as Trustees of the Robert A. Crown
 Grantor Retained Annuity Trust.................................................         130,125
Barbara A. Crown and PNC Bank, Delaware, as Trustees of the Barbara A. Crown
 Grantor Retained Annuity Trust.................................................         130,125
                                                                                       ---------
  Total.........................................................................       3,750,000
                                                                                       =========

EXECUTIVE SELLING STOCKHOLDERS
------------------------------

Ted B. Miller, Jr...............................................................         480,535
David L. Ivy....................................................................         174,600
Charles C. Green, III...........................................................         142,800
John L. Gwyn....................................................................          57,300
Edward C. Hutcheson, Jr.........................................................          78,000
J. Landis Martin................................................................         101,285
Robert F. McKenzie..............................................................          23,700
                                                                                       ---------
  Total.........................................................................       1,058,220
                                                                                       =========

EMPLOYEE SELLING STOCKHOLDERS
-----------------------------

Tod Bettenhausen................................................................          27,000
Kathy Broussard.................................................................          16,800
Bill Cordell....................................................................          22,000
Wesley D. Cunningham............................................................          17,395
Angela Dennehy..................................................................          25,245
Allyn Easter....................................................................          21,000
Martin Ellen....................................................................          25,245
Alan Rees.......................................................................          69,215
George Reese....................................................................         110,400
Michael Schueppert..............................................................          22,730
Jimmy Taylor....................................................................          15,000
Nigel Turner....................................................................          25,245
Mark Uminski....................................................................          15,000
Ed Wallander....................................................................          18,000
John Ward.......................................................................          25,245
Terry Wing......................................................................          24,430
                                                                                         -------
  Total.........................................................................         479,950
                                                                                         =======

Sponsor Selling Stockholders
----------------------------
Centennial Fund IV, L.P.........................................................         476,183
Centennial Fund V, L.P..........................................................         297,849
Centennial Entrepreneurs Fund V, L.P............................................           9,213
Nassau Capital Partners II, L.P.................................................         401,985
NAS Partners I, L.L.C...........................................................           2,500
American Home Assurance Company.................................................         220,875
Harvard Private Capital Holding Inc.............................................         172,360
Fay, Richwhite Communications Limited...........................................         222,465
New York Life Insurance Company.................................................          84,415
The Northwestern Mutual Life Insurance Company..................................         132,955
PNC Venture Corp................................................................         159,465
Prime VIII, L.P.................................................................          65,590
Win J. Neuger...................................................................             670
David B. Pinkerton..............................................................             270
Peter F. Smith..................................................................             400
                                                                                       ---------
  Total.........................................................................       2,247,195
                                                                                       =========

                                                                       Exhibit A
                                                                       ---------

                               Lock-up Agreement

                                August __, 1998

Crown Castle International Corp.
 510 Bering Drive
 Suite 500
 Houston, Texas 77057

Lehman Brothers Inc.
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Smith Barney Inc.
 As Representatives of the
 several U.S. Underwriters
  c/o Lehman Brothers Inc.
  Three World Financial Center
  New York, New York 10285

Lehman Brothers International (Europe)
Credit Suisse First Boston (Europe) Limited
Goldman, Sachs International
Smith Barney Inc.
 As Representatives of the several
 International Managers
  c/o Lehman Brothers Inc.
  Three World Financial Center
  New York, New York 10285

Ladies and Gentlemen:

          The undersigned understands that Lehman Brothers Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co., and Smith Barney Inc., as the U.S. representatives of the several U.S. underwriters and Lehman Brothers International (Europe), Credit Suisse First Boston (Europe) Limited, Goldman Sachs International and Smith Barney Inc., as the lead managers (together with the U.S. representatives, the "Representatives") of the several International Managers (together with the U.S. underwriters, the "Underwriters"), propose to enter into a U.S. underwriting agreement (the "U.S. Underwriting Agreement") and an international underwriting agreement (the "International Underwriting Agreement"), respectively, with Crown Castle International Corp. (the "Company") and the other Selling Stockholders named therein, providing for the public offering by the Underwriters, including the Representatives, of Common Stock, par value $.01 per share (the "Common Stock"), of the

Company (the "Public Offering"). Capitalized terms not defined herein shall have the meaning given them in the U.S. Underwriting Agreement.

          In consideration of the Underwriters' agreement to purchase and undertake the Public Offering of the Common Stock of the Company and the Crown Selling Stockholders and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned agrees that, without the prior written consent of Lehman Brothers Inc., he, she or it will not, during the period commencing on the date hereof and ending 180 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of the Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or any right to acquire Common Stock, or (ii) enter into any swap or similar agreement that transfers, in whole or in part, the economic risk of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions shall not apply to: (a) the exercise of options or warrants, (b) the sale of shares of Common Stock to the Underwriters in connection with the Public Offering pursuant to the provisions of the U.S. Underwriting Agreement and the International Underwriting Agreement, as applicable, (c) if the undersigned is an individual and is an employee of the Company as of the date of the Prospectus (other than any Crown Selling Stockholder or Executive Selling Stockholder), the sale of up to 12% of the shares of Common Stock in the aggregate beneficially owned by the undersigned as of the date of the Prospectus in compliance with the registration requirements of the Securities Act pursuant to a valid exemption therefrom; provided that if the undersigned relies on the exception in clause
(b) above, then the aggregate number of shares that may be sold pursuant to this clause (c) shall be reduced by the number of shares sold pursuant to clause (b) above, or (d) transfers, without consideration, of the Common Stock or any securities convertible into, or exercisable or exchangeable for, Common Stock
(1) if the undersigned is a natural person, to family members of the undersigned, to one or more trusts established for the benefit of one or more family members of the undersigned or to trusts established by the undersigned for charitable purposes or (2) if the undersigned is not a natural person, to affiliates, members, partners, shareholders or beneficiaries of the undersigned, provided in each case that each transferee executes and delivers to Lehman Brothers Inc. an agreement whereby such transferee agrees to be bound by all of the foregoing terms and provisions.

          In addition, the undersigned agrees that the Company may (i) with respect to any shares of Common Stock for which the undersigned is the record holder, cause the transfer agent for the Company to note stop-transfer instructions with respect to such shares of Common Stock consistent with the foregoing paragraph on the transfer books and records of the Company and (ii) with respect to any shares of Common Stock for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such shares of Common Stock to cause the transfer agent for the Company to note stop-transfer instructions with respect to such shares of Common Stock consistent with the foregoing paragraph on the transfer books and records of the Company.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

                                    Very truly yours,

                                    __________________________

__________________________
(Name - Please Type)

__________________________
__________________________
__________________________
(Address)

__________________________
(Social Security or Taxpayer Identification No.)

                                                                       Exhibit B
                                                                       ---------


                  FORM OF OPINION FOR ENGLISH COUNSEL FOR CTI

                                                                       Exhibit C
                                                                       ---------


                    CERTIFICATE OF CHIEF FINANCIAL OFFICER

          The undersigned, Charles C. Green, III, Chief Financial Officer of Crown Castle International Corp., a Delaware corporation (the "Company"), pursuant to Section 14(p) of that certain U.S. Underwriting Agreement, dated August __, 1998 by and among the Company, the Crown Selling Stockholders named therein, the Executive Selling Stockholders named therein, the Employee Selling Stockholders named therein, the Sponsor Selling Stockholders named therein, Lehman Brothers Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co. and Smith Barney Inc., and pursuant to Section 7(j) of that certain International Underwriting Agreement, dated August __, 1998, by and among the Company, Lehman Brothers International (Europe), Credit Suisse First Boston (Europe) Limited, Goldman Sachs International and Smith Barney Inc., does hereby certify on behalf of the Company with respect to the registration statement on Form S-1 (File No. 333-57283) relating to the initial public offering of shares of the Company's common stock, and the Prospectus contained therein dated as of August __, 1998 and as filed with the U.S. Securities and Exchange Commission pursuant to Rule 424(b) (the "Prospectus"), that:

          1. All data for numbers of tower, rooftop and communication sites (collectively, "Towers") owned, leased, managed, licensed, marketed, shared pursuant to contract, or otherwise utilized by or under the management of the Company and each of its subsidiaries (collectively, "CCIC") or Castle Transmission Services (Holdings) Ltd and its subsidiaries (collectively, "CTSH" and, together with CCIC, the "Businesses"), as presented in the Prospectus, including but not limited to such data presented under the captions identified on Schedule I hereto (such data, whether presented in tabular or text format, the "Tower Data"), have been prepared by officers of the Businesses, including the Chief Financial Officer of the Company (such officers, the "Responsible Officers").

          2. All data for numbers of transmitters owned, leased, managed, licensed, marketed, shared pursuant to contract, or otherwise utilized by or under the management of the Businesses, as presented in the Prospectus, including but not limited to such data presented under the captions identified on Schedule I hereto (such statements, the "Transmitter Data"), have been prepared by the Responsible Officers.

          3. All financial data for the revenue derived from or related to Tower Data and Transmitter Data, as presented in the Prospectus, including but not limited to such data presented under the captions identified on Schedule I hereto (such statements, the "Tower Revenue Statements") have been prepared by the Responsible Officers.

          4. The statements regarding percentage of population coverage of analog television transmitters owned and managed by the Company, as presented in the Prospectus under the captions identified on Schedule I hereto (such statements, the "Population Coverage Statements") have been prepared by the Responsible Officers.

          5. In collecting and preparing the Tower Data and the Transmitter Data, the undersigned (i) participated in meetings and conversations with the Responsible Officers and such officers of subsidiaries of the Company and CTSH responsible for the management and evaluation of the areas of the Company's operations described in the Prospectus (the "Subsidiary Officers") and (ii) examined the books and records of the Company (including its subsidiaries), together with such schedules prepared by the Responsible Officers and the Subsidiary Officers.

          6. The Tower Data and Transmitter Data is compiled by the Subsidiary Officers and Responsible Officers in a database managed by computer software sufficiently capable of maintaining and manipulating such data.

          7. The Tower Data and Transmitter Data is collected in the database pursuant to established procedures for tracking the number of Towers owned, leased, managed, licensed, marketed, shared pursuant to contract, or otherwise utilized by or under the management of the Company, indicating (i) which corporate entity of the Businesses exercises control over such Tower or installed transmitter, (ii) the geographic location of such Tower or installed transmitter and (iii) in the case of communications sites, the number of towers located at such site and the status of such site (e.g., site identification, acquisition, development, construction, commissioning or operational), and such procedures include:

               (a) in the case of Tower ownership, (1) each tower constructed by the Businesses is entered into the database at the time of commissioning of such tower and (2) each tower acquired by the Businesses, whether individually or in connection with the acquisition of a business that owns such tower, is entered into the database at the time of acquisition, and if any owned tower is sold to a third party not part of the Businesses, such tower is removed from the database at the time of such sale;

               (b) in the case of Tower leasing or licensing, each tower, rooftop or communications site leased or licensed to the Businesses is entered into the database at the time the lease is executed or the license is granted, and removed from the database at the time the lease is terminated or license is revoked or terminated; and

               (c) in the case of Tower management, marketing, sharing pursuant to contract or other utilization, each Tower managed, marketed, shared or utilized by the Businesses is entered into the database at the time the contract relating to such tower is executed and is removed from the database at the time the contract is terminated.

          8. In preparing the Tower Revenue Statements, the undersigned (i) participated in meetings and conversations with the Responsible Officers and the Subsidiary Officers and (ii) examined the books and records of the Company (including its subsidiaries), together with such schedules prepared by the Responsible Officers and the Subsidiary Officers.

          9. The Tower Revenue Statements were prepared by the Subsidiary Officers and Responsible Officers based on the Tower Data and the Transmitter Data and the Company's consolidated financial statements and the financial statements of the subsidiaries of the Company. The preparation of the Tower Revenue Statements included:

               (a) in the case of owned towers, each Tower Revenue Statement states the actual gross revenue paid to the Company by all tenants and users of the relevant tower, rooftop or communication site during the period indicated (and unless specifically indicated otherwise in the Prospectus, all such Tower Revenue Statements measure actual gross revenue paid to the Company on a monthly basis); and

               (b) in the case of tower leasing, licensing, management or marketing, each Tower Revenue Statement states the actual net income to the Company paid by all tenants and users of the relevant tower, rooftop or communication site during the period indicated (and unless specifically indicated otherwise in the Prospectus, all such Tower Revenue Statements measure actual net income paid to the Company on a monthly basis).

          10. The Businesses are implementing procedures that will enable the Company's independent auditors to verify the Tower Data, the Transmitter Data and the Tower Revenue Statements.

          11. The Population Coverage Statements are based on propagation characteristics of the geographic area surrounding the broadcast transmission sites and the range capability of the typical transmitters installed by the Businesses at such sites; and to the knowledge of the undersigned after reasonable inquiry with the Responsible Officers and the Subsidiary Officers, such Population Coverage Statements or comparable coverage data have not been contradicted by the Director General of the U.K. Office of Telecommunications or any other relevant regulatory agency.

          12. The undersigned hereby represents and warrants that the Tower Data, Transmission Data, the Tower Revenue Statements and the Population Coverage Statements presented in the Prospectus are true and accurate. The undersigned hereby further represents and warrants that the procedures outlined above were undertaken by the Responsible Officers and the Subsidiary Officers and that the compilation of the data that comprise the Tower Data, Transmission Data, the Tower Revenue Statements and the Population Coverage Statements was performed by the Responsible Officers and Subsidiary Officers in good faith and using such judgment and is typically used by them in the management and evaluation of the Company's operations.

          IN WITNESS WHEREOF, the undersigned has hereunto signed his name on behalf of the Company this __ day of August, 1998.

                                             By:________________________________
                                             Name:  Charles C. Green, III
                                             Title:  Chief Financial Officer

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                                  SCHEDULE I

          The Tower Data, Transmitter Data, Tower Revenue Statements and Population Coverage Statements are principally located under the following captions in the Prospectus:

 .    "Prospectus Summary--The Company"
 .    "Prospectus Summary--Background"
 .    "Prospectus Summary--Summary Unaudited Pro Forma Financial and Other Data"
     and the notes thereto
 .    "Prospectus Summary--Summary Financial and Other Data of CCIC" and the
     notes thereto
 .    "Prospectus Summary--Summary Financial and Other Data of CTI" and the notes thereto
 .    "Risk Factors--Risks Associated with Construction and Acquisition of
     Towers"
 .    "Risk Factors--Reliance on Significant Agreements"
 .    "Selected Financial and Other Data of CCIC" and the notes thereto
 .    "Selected Financial and Other Data of Crown"
 .    "Selected Financial and Other Data of CTI"
 .    "Management's Discussion and Analysis of Financial Condition and Results of
     Operations--Results of Operations"
 .    "Management's Discussion and Analysis of Financial Condition and Results of
     Operations--Liquidity and Capital Resources"
 .    "Industry Background--Trends in the Wireless Communications and
     Broadcasting Industries"
 .    "Business"
 .    "Business--Background"
 .    "Business--U.S. Operations"
 .    "Business--U.K. Operations"